EXHIBIT 99.1
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Accrued Interest Date:                                 Collection Period Ending:
27-May-03                                                             31-May-03

Distribution Date:              BMW VEHICLE OWNER TRUST 2002-A         Period #
                                ------------------------------
25-Jun-03                                                                    13

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
Balances
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                                                                            Initial         Period End
     Receivables                                                     $1,401,763,032       $809,488,139
     Reserve Account                                                    $14,017,630        $16,189,763
     Yield Supplement Overcollateralization                              $6,397,885         $3,813,308
     Class A-1 Notes                                                   $311,000,000                 $0
     Class A-2 Notes                                                   $358,426,000        $79,735,684
     Class A-3 Notes                                                   $446,779,000       $446,779,000
     Class A-4 Notes                                                   $251,253,000       $251,253,000
     Class B Notes                                                      $27,907,000        $27,907,000

Current Collection Period
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     Beginning Receivables Outstanding                                 $850,540,943
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                              $20,830,059
           Receipts of Pre-Paid Principal                               $19,018,001
           Liquidation Proceeds                                            $664,096
           Principal Balance Allocable to Gross Charge-offs                $540,648
        Total Receipts of Principal                                     $41,052,804

        Interest Distribution Amount
           Receipts of Interest                                          $4,619,004
           Servicer Advances                                                $51,353
           Reimbursement of Previous Servicer Advances                           $0
           Accrued Interest on Purchased Receivables                             $0
           Recoveries                                                       $37,641
           Net Investment Earnings                                          $16,779
        Total Receipts of Interest                                       $4,724,776

        Release from Reserve Account                                             $0

     Total Distribution Amount                                          $45,236,932

     Ending Receivables Outstanding                                    $809,488,139

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance             $2,993,466
     Current Period Servicer Advance                                        $51,353
     Current Reimbursement of Previous Servicer Advance                          $0
     Ending Period Unreimbursed Previous Servicer Advances               $3,044,819

Collection Account
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     Deposits to Collection Account                                     $45,236,932
     Withdrawals from Collection Account
        Servicing Fees                                                     $708,784
        Class A Noteholder Interest Distribution                         $2,633,066
        First Priority Principal Distribution                                    $0
        Class B Noteholder Interest Distribution                           $112,791
        Regular Principal Distribution                                  $40,875,834
        Reserve Account Deposit                                                  $0
        Unpaid Trustee Fees                                                      $0
        Excess Funds Released to Depositor                                 $906,457
     Total Distributions from Collection Account                        $45,236,932


                                       1
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Accrued Interest Date:                                 Collection Period Ending:
27-May-03                                                             31-May-03

Distribution Date:              BMW VEHICLE OWNER TRUST 2002-A         Period #
                                ------------------------------
25-Jun-03                                                                    13

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Excess Funds Released to the Depositor
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        Release from Reserve Account                                       $821,056
        Release from Collection Account                                    $906,457
     Total Excess Funds Released to the Depositor                        $1,727,513

Note Distribution Account
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     Amount Deposited from the Collection Account                       $43,621,691
     Amount Deposited from the Reserve Account                                   $0
     Amount Paid to Noteholders                                         $43,621,691

Distributions
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     Monthly Principal Distributable Amount                         Current Payment     Ending Balance  Per $1,000       Factor
     Class A-1 Notes                                                             $0                 $0       $0.00        0.00%
     Class A-2 Notes                                                    $40,875,834        $79,735,684     $114.04       22.25%
     Class A-3 Notes                                                             $0       $446,779,000       $0.00      100.00%
     Class A-4 Notes                                                             $0       $251,253,000       $0.00      100.00%
     Class B Notes                                                               $0        $27,907,000       $0.00      100.00%

     Interest Distributable Amount                                  Current Payment         Per $1,000
     Class A-1 Notes                                                             $0              $0.00
     Class A-2 Notes                                                       $284,442              $0.79
     Class A-3 Notes                                                     $1,414,800              $3.17
     Class A-4 Notes                                                       $933,824              $3.72
     Class B Notes                                                         $112,791              $4.04



Carryover Shortfalls
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                                                               Prior Period Carryover  Current Payment      Per $1,000
     Class A-1 Interest Carryover Shortfall                                      $0                 $0          $0
     Class A-2 Interest Carryover Shortfall                                      $0                 $0          $0
     Class A-3 Interest Carryover Shortfall                                      $0                 $0          $0
     Class A-4 Interest Carryover Shortfall                                      $0                 $0          $0
     Class B Interest Carryover Shortfall                                        $0                 $0          $0


Receivables Data
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                                                                   Beginning Period      Ending Period
     Number of Contracts                                                     44,034             42,831
     Weighted Average Remaining Term                                          40.86              39.90
     Weighted Average Annual Percentage Rate                                  6.42%              6.41%

     Delinquencies Aging Profile End of Period                        Dollar Amount         Percentage
        Current                                                        $733,357,611             90.60%
        1-29 days                                                       $64,963,062              8.03%
        30-59 days                                                       $8,590,301              1.06%
        60-89 days                                                       $1,524,015              0.19%
        90-119 days                                                        $475,236              0.06%
        120-149 days                                                       $577,914              0.07%
        Total                                                          $809,488,139            100.00%
        Delinquent Receivables +30 days past due                        $11,167,465              1.38%


                                       2
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Accrued Interest Date:                                 Collection Period Ending:
27-May-03                                                             31-May-03

Distribution Date:              BMW VEHICLE OWNER TRUST 2002-A         Period #
                                ------------------------------
25-Jun-03                                                                    13

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     Write-offs
        Gross Principal Write-Offs for Current Period                      $540,648
        Recoveries for Current Period                                       $37,641
        Net Write-Offs for Current Period                                  $503,007

        Cumulative Realized Losses                                       $3,293,100


     Repossessions                                                    Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                 $1,588,919                 70
        Ending Period Repossessed Receivables Balance                    $1,413,858                 65
        Principal Balance of 90+ Day Repossessed Vehicles                   $53,105                  4



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                    $3,990,278
     Beginning Period Amount                                             $3,990,278
     Ending Period Required Amount                                       $3,813,308
     Current Period Release                                                $176,970
     Ending Period Amount                                                $3,813,308
     Next Distribution Date Required Amount                              $3,640,115

Reserve Account
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     Beginning Period Required Amount                                   $17,010,819
     Beginning Period Amount                                            $17,010,819
     Net Investment Earnings                                                $16,779
     Current Period Deposit                                                      $0
     Current Period Release to Collection Account                                $0
     Current Period Release to Depositor                                   $821,056
     Ending Period Required Amount                                      $16,189,763
     Ending Period Amount                                               $16,189,763

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